Exhibit 99.1

BOSTON OMAHA CORPORATION ANNOUNCES THIRD QUARTER 2023 FINANCIAL RESULTS

Omaha, Nebraska (Business Wire)	November 13, 2023

Boston Omaha Corporation (NYSE: BOC) (the “Company”, “we”, or “our”) announced its financial results for the third quarter ended September 30, 2023, in connection with filing its Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

We show below summary financial data for the third quarter of 2023 and 2022. Our Quarterly Report on Form 10-Q can be found at www.bostonomaha.com.

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Billboard Rentals, Net	$10,891,979	$9,942,846	$32,029,726	$28,906,159
Broadband Services (1)	8,995,678	8,102,935	26,230,819	20,258,461
Premiums Earned	3,727,219	2,860,451	10,293,119	7,556,423
Insurance Commissions	378,987	383,830	1,449,653	1,575,274
Investment and Other Income	554,238	157,484	1,576,963	339,192
Total Revenues	24,548,101	21,447,546	71,580,280	58,635,509

Depreciation and Amortization Expense	4,983,010	4,170,251	14,336,413	10,840,204

Net Loss from Operations	(1,942,729)	(1,795,197)	(6,562,425)	(4,961,915)
Net Other (Loss) Income	(1,230,036)	(178,858)	12,864	10,542,120

Net (Loss) Income Attributable to Common Stockholders	$(1,642,506)	$(1,408,521)	$(3,422,048)	$3,397,733
Basic and Diluted Net (Loss) Income per Share	$(0.05)	$(0.05)	$(0.11)	$0.11

	September 30,	December 31,
	2023	2022
Total Unrestricted Cash & Investments (2)	$88,507,462	$67,782,480
Total Assets	764,077,821	687,802,899
Total Liabilities	149,164,973	158,059,668
Redeemable Noncontrolling Interest	15,665,053	15,713,021
Total Boston Omaha Stockholders' Equity	540,969,385	506,621,142
Noncontrolling Interests (3)	58,278,410	7,409,068
Total Equity	$599,247,795	$514,030,210

1.	Includes the InfoWest and Go Fiber acquisitions completed on April 1, 2022.
2.

Investments consist of U.S. treasury securities classified as trading securities and marketable equity securities, of which $1,919,772 is held by our insurance entities and $26,920,747 is held by our asset management entities at September 30, 2023. Marketable equity securities excludes Sky Harbour Group Corporation (“Sky Harbour”) Class A common stock as we account for our 22.9% stake (as measured at September 30, 2023) under the equity method.

3.	Noncontrolling interests are related to third party capital raised within our build for rent fund as well as within our 24th Street commercial real estate funds.

During the first nine months of fiscal 2023, “Net Other (Loss) Income” included $4.6 million in non-cash gains recognized due to the remeasurement of our previously-held interest in 24th Street Asset Management, which was almost completely offset by our proportionate share of Sky Harbour’s operating losses which we account for under the equity method.

During the first six months of fiscal 2022, “Net Other (Loss) Income” included a gain of $25.0 million related to the deconsolidation of Yellowstone Acquisition Company on January 25, 2022 and $1.8 million related to the remeasurement of Yellowstone’s public warrants from January 1, 2022 to January 25, 2022, which was partially offset by $14.8 million in other investment losses mainly related to public securities held by Boston Omaha and UCS.

As a reminder, generally accepted accounting principles (“GAAP”) require us to include the unrealized changes in market prices of investments in public securities in our reported earnings(4). While we intend to hold securities for the longer term, we may in the future choose to sell them for a variety of reasons resulting in realized losses or gains.

Cash inflow from operations for the nine months ended September 30, 2023 was $12.2 million, compared to a cash outflow of ($9.6) million for the nine months ended September 30, 2022.

Our book value per share was $17.28 at September 30, 2023, compared to $17.05 at December 31, 2022.

As of September 30, 2023, we had 30,249,443 shares of Class A common stock and 1,055,560 shares of Class B common stock issued and outstanding.

As of November 10, 2023, we had 30,249,443 shares of Class A common stock and 1,055,560 shares of Class B common stock issued and outstanding.

About Boston Omaha Corporation

Boston Omaha Corporation is a public holding company with four majority owned businesses engaged in outdoor advertising, broadband telecommunications services, surety insurance and asset management.

(4)	Excludes Sky Harbour Class A common stock as we account for our investment under the equity method.

Forward-Looking Statements

Any statements in this press release about the Company’s future expectations, plans and prospects, including statements about our financing strategy, future operations, future financial position and results, market growth, total revenue, as well as other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions, constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Any statements in this press release about the Company’s future expectations, plans and prospects, including statements about our financing strategy, future operations, future financial position and results, market growth, total revenue, as well as other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions, constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. The Company may not actually achieve the plans, intentions or expectations disclosed in the Company’s forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company make as a result of a variety of risks and uncertainties, including risks related to the Company’s estimates regarding the potential market opportunity for the Company’s current and future products and services, the impact of the COVID-19 pandemic, the competitive nature of the industries in which we conduct our business, general business and economic conditions, our ability to acquire suitable businesses, our ability to successfully integrate acquired businesses, the effect of a loss of, or financial distress of, any reinsurance company which reinsures the Company’s insurance operations, the risks associated with our investments in both publicly traded securities and privately held businesses, our history of losses and ability to maintain profitability in the future, the Company’s expectations regarding the Company’s sales, expenses, gross margins and other results of operations, and the other risks and uncertainties described in the “Risk Factors” sections of the Company’s public filings with the Securities and Exchange Commission (the “SEC”) on Form 10-K for the year ended December 31, 2022 and on Form 10-Q for the quarter ended June 30, 2023, as well as other risks and uncertainties which may be described in any subsequent quarterly report on Form 10-Q filed by the Company and the other reports the Company files with the SEC. Copies of our SEC filings are available on our website at www.bostonomaha.com. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that general economic conditions and subsequent events and developments may cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Our investor relations website is https://investor.bostonomaha.com/ and we encourage investors to use it as a way of easily finding information about us. We promptly make available on this website, free of charge, the reports that we file or furnish with the SEC, corporate governance information, and select press releases, which may contain material information about us, and you may subscribe to be notified of new information posted to this site.

Contacts:

Boston Omaha Corporation

Catherine Vaughan, 857-256-0079

contact@bostonomaha.com